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                          UNITED STATES CELLULAR CORP.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998

EXHIBIT 21


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

UNITED STATES CELLULAR CORPORATION                                                         DELAWARE
BANGOR CELLULAR TELEPHONE CO., L.P.                                                        DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.                                                     CALIFORNIA
CAMDEN CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
CAROLINA CELLULAR, INC.                                                                    NORTH CAROLINA
CARRYPHONE, INC.                                                                           DELAWARE
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                      Partnership
CELLVEST, INC.                                                                             DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.                                                          ILLINOIS
CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                                           FLORIDA
CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                                   Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY                                                       TEXAS
CROOK COUNTY RSA LIMITED PARTNERSHIP                                                       Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, GP                                                   Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                                 DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.                                                           DELAWARE
EAU CLAIRE MSA, INC.                                                                       WISCONSIN
EVANSVILLE CELLULAR TELEPHONE COMPANY, L.P.                                                Partnership
FARMERS CELLULAR TELEPHONE COMPANY, INC.                                                   DELAWARE
FARMERS MUTUAL CELLULAR TELEPHONE COMPANY, INC.                                            DELAWARE
FLORIDA RSA # 8, INC.                                                                      DELAWARE
GEORGIA RSA # 11, INC. (f.k.a. USCOC of Georgia RSA #14, Inc)                              GEORGIA
GRAY BUTTE JOINT VENTURE                                                                   Partnership
GREEN BAY CELLTELCO PARTNERSHIP                                                            Partnership
HARDY CELLULAR TELEPHONE COMPANY                                                           DELAWARE
HBM, INC.                                                                                  DELAWARE
ILLINOIS RSA # 3, INC.                                                                     ILLINOIS
INDIANA RSA # 4, INC.                                                                      DELAWARE
INDIANA RSA # 5, INC.                                                                      INDIANA
INDIANA RSA NO. 5 LIMITED PARTNERSHIP                                                      Partnership
IOWA # 13, INC.                                                                            DELAWARE
IOWA RSA # 12, INC.                                                                        DELAWARE
IOWA RSA # 3, INC.                                                                         DELAWARE
IOWA RSA # 9, INC.                                                                         DELAWARE
IOWA RSA NO. 12 LIMITED PARTNERSHIP                                                        DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP                                                          Partnership
JACKSONVILLE CELLULAR TELEPHONE CO. (f.k.a. GTE Mobilnet of Jacksonville II, Inc.)         DELAWARE
JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                                                DELAWARE
JEFFERSON CELLULAR TELEPHONE COMPANY, INC.                                                 IOWA
JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                                                    Partnership
KANSAS RSA # 15, INC. (f.k.a. Ohio RSA # 1, Inc.)                                          OHIO
KENOSHA CELLULAR TELEPHONE, L.P. (f.k.a. Owensboro Cellular Telephone, L.P.)               Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                                  DELAWARE
LAR-TEX CELLULAR TELEPHONE COMPANY, INC.                                                   DELAWARE
LEAF RIVER VALLEY CELLULAR TELEPHONE COMPANY                                               ILLINOIS
LEWISTON CELLTELLCO PARTNERSHIP                                                            Partnership
MADISON CELLULAR TELEPHONE COMPANY                                                         Partnership
MAINE RSA # 1, INC.                                                                        MAINE

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                          UNITED STATES CELLULAR CORP.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998


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

MAINE RSA # 4, INC.                                                                        MAINE
MAINE RSA NO. 4 LIMITED PARTNERSHIP                                                        Partnership
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                                 Partnership
MARGARETVILLE CELLULAR TELEPHONE COMPANY                                                   NEW YORK
MCDANIEL CELLULAR TELEPHONE COMPANY                                                        DELAWARE
MIDWEST PAYROLL CORPORATION                                                                DELAWARE
MINFORD CELLULAR TELEPHONE COMPANY                                                         DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.                                                          DELAWARE
MINNESOTA INVCO OF RSA # 11, INC.                                                          DELAWARE
MINNESOTA INVCO OF RSA # 5, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.                                                           DELAWARE
MISSOURI # 15 RURAL CELLULAR, INC.                                                         MISSOURI
MISSOURI RSA 11, INC.                                                                      DELAWARE
NH #1 RURAL CELLULAR, INC.                                                                 NEW HAMPSHIRE
NORTH CAROLINA RSA # 4, INC.                                                               DELAWARE
NORTH CAROLINA RSA # 6, INC.                                                               CALIFORNIA
NORTH CAROLINA RSA # 9, INC.                                                               NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP                                                           Partnership
OHIO STATE CELLULAR PHONE COMPANY, INC.                                                    FLORIDA
OREGON RSA # 2, INC.                                                                       OREGON
OREGON RSA # 3, INC.                                                                       OREGON
OREGON RSA # 6, INC.                                                                       OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                       Partnership
OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                       Partnership
PEACE VALLEY CELLULAR TELEPHONE COMPANY                                                    DELAWARE
PINE ISLAND CELLULAR TELEPHONE COMPANY                                                     DELAWARE
RACINE CELLULAR TELEPHONE COMPANY                                                          Partnership
ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.                                                 Partnership
SCOTT COUNTY CELLULAR TELEPHONE COMPANY                                                    DELAWARE
SHEBOYGAN CELLULAR TELEPHONE CO.                                                           DELAWARE
SOUTH CANAAN CELLULAR TELEPHONE CO. (DELAWARE)                                             DELAWARE
ST. LAWRENCE SEAWAY RSA CELLULAR, LP                                                       Partnership
TENNESSEE # 4 SUB 2, INC.                                                                  TENNESSEE
TENNESSEE RSA # 3, INC.                                                                    DELAWARE
TEXAHOMA CELLULAR TELEPHONE COMPANY                                                        TEXAS
TEXAHOMA CELLULAR, L.P.                                                                    Partnership
TEXAS # 20 RURAL CELLULAR, INC.                                                            TEXAS
TEXAS INVCO OF RSA # 6, INC.                                                               DELAWARE
TOWNSHIP CELLULAR TELEPHONE CO.                                                            DELAWARE
TRI-STATES CELLULAR COMMUNICATIONS, INC.                                                   MISSOURI
TULSA GENERAL PARTNERS, INC.                                                               DELAWARE
UNITED STATES CELLUALAR OPERATING COMPANY OF CUMBERLAND, INC.                              MARYLAND
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                         PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.                               OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY                                                  DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE, INC.                              WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                               WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                              NEW HAMPSHIRE
UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD (f.k.a. ACC of Rockford)             DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                               INDIANA
UNITED STATES CELLULAR OPERATING COMPANY                                                   DELAWARE

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                          UNITED STATES CELLULAR CORP.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998




UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                         MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                                   DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                                       MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                                     IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                        IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF EVANSVILLE                                     INDIANA
UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                                     FLORIDA
UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                         MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA (f.k.a. USCOC of Owensboro)            DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                      TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE                                       WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                                MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                        NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                        OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                                       WASHINGTON
UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER                                      MINNESOTA
UNITED STATES CELLULAR OPERATING COMPANY OF TEXAHOMA                                       TEXAS
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                                    OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                       IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                                   WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                         WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                         Partnership
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.                                  OKLAHOMA
UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                                WISCONSIN
USCC PAYROLL CORPORATION                                                                   DELAWARE
USCC REAL ESTATE CORPORATION                                                               DELAWARE
USCIC OF AMARILLO, INC.                                                                    DELAWARE
USCIC OF BROWNSVILLE, INC.                                                                 DELAWARE
USCIC OF FRESNO, INC.                                                                      CALIFORNIA
USCIC OF JACKSON, INC.                                                                     DELAWARE
USCIC OF MCALLEN, INC.                                                                     DELAWARE
USCIC OF NORTH CAROLINA RSA # 1, INC.                                                      DELAWARE
USCOC OF CHARLOTTESVILLE, INC.                                                             VIRGINIA
USCOC OF CORPUS CHRISTI, INC.                                                              TEXAS
USCOC OF GREATER IOWA, INC. (f.k.a. Canton Cellular Telephone Company)                     PENNSYLVANIA
USCOC OF HAWAII 3, INC.                                                                    DELAWARE
USCOC OF IDAHO RSA # 5, INC.                                                               DELAWARE
USCOC OF ILLINOIS RSA # 1, INC.                                                            VIRGINIA
USCOC OF ILLINOIS RSA # 4, INC.                                                            ILLINOIS
USCOC OF IOWA RSA # 1, INC.                                                                IOWA
USCOC OF IOWA RSA # 16, INC.                                                               DELAWARE
USCOC OF JACKSONVILLE, INC. (f.k.a. GTE Mobilnet of Jacksonville, Inc.)                    NORTH CAROLINA
USCOC OF JACK-WIL, INC.                                                                    DELAWARE
USCOC OF MISSOURI RSA # 13, INC.                                                           DELAWARE
USCOC OF MISSOURI RSA # 5, INC.                                                            ILLINOIS
USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                       DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.                                                      NORTH CAROLINA
USCOC OF OKLAHOMA RSA # 10, INC.                                                           OKLAHOMA
USCOC OF OREGON RSA # 5, INC.                                                              DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.                                                  DELAWARE

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                          UNITED STATES CELLULAR CORP.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998




USCOC OF PORTLAND, INC.                                                                    MAINE
USCOC OF ROCKFORD, INC. (f.k.a. ACC of Rockford, Inc.)                                     ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                      SOUTH CAROLINA
USCOC OF TALLAHASSEE                                                                       FLORIDA
USCOC OF VICTORIA, INC.                                                                    TEXAS
USCOC OF VIRGINIA RSA # 2, INC.                                                            VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.                                                            VIRGINIA
USCOC OF WASHINGTON 4, INC.                                                                DELAWARE
USCOC OF WILMINGTON, INC. (f.k.a. GTE Mobilnet of Wilmington, Inc.)                        NORTH CAROLINA
VENUS CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
VERMONT RSA NO. 2-B2, INC.                                                                 DELAWARE
VICTORIA CELLULAR CORPORATION                                                              TEXAS
VICTORIA CELLULAR PARTNERSHIP                                                              Partnership
VIRGINIA RSA # 4, INC.                                                                     VIRGINIA
VIRGINIA RSA # 7, INC.                                                                     VIRGINIA
WARD BUTTE JOINT VENTURE                                                                   Partnership
WASHINGTON RSA # 5, INC.                                                                   WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                               Partnership
WESTERN SUB-RSA LIMITED PARTNERSHIP                                                        Partnership
WILMINGTON CELLULAR PARTNERSHIP                                                            Partnership
WILMINGTON CELLULAR TELEPHONE CO. (f.k.a. GTE Mobilnet of Wilmington II, Inc.)             NORTH CAROLINA
USCOC OF WISCONSIN RSA #7, INC. (f.k.a. Wisconsin RSA #7, Inc.)                            DELAWARE
YAKIMA MSA LIMITED PARTNERSHIP                                                             Partnership
YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                                   Partnership

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